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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 28, 1999
                                                         ----------------


                      Security Dynamics Technologies, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       000-25120                                       04-2916506
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(Commission File Number)                   (I.R.S. Employer Identification No.)


36 Crosby Drive
Bedford, Massachusetts                                               01730
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (781) 687-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 20 Crosby Drive
                          Bedford, Massachusetts 01730
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

     On January 28, 1999, Security Dynamics Technologies, Inc. (the "Company") reported financial results for the fourth quarter and year ended December 31, 1998. Revenue for the fourth quarter of 1998 increased 14% to $46.9 million, from $41.1 million for the fourth quarter of 1997. Excluding certain non-operating and one-time items, earnings for the quarter were $3.3 million ($0.08 per share on a diluted basis) compared to $7.1 million ($0.17 per share on a diluted basis) for the same period in 1997. The reported net income for the fourth quarter of 1998 was $12.6 million ($0.30 per share on a diluted basis), compared to $4.0 million ($0.10 per share on a diluted basis) for the fourth quarter of 1997. Revenue for the year ended December 31, 1998 increased 22% to $171.3 million, from $140.6 million reported last year. Excluding certain non-operating and one-time items, net income decreased 19% to $19.0 million ($0.45 per share on a diluted basis) compared to $23.6 million ($0.58 per share on a diluted basis) in 1997. The reported net income for the year ended December 31, 1998 was $29.4 million ($0.69 per share on a diluted basis). This compares to a reported net income of $17.0 million ($0.42 per share on a diluted basis) for the year ended December 31, 1997.

     The Company also announced that as a result of the merging of Security Dynamics and RSA operations around the Keon product line, the Company plans to take restructuring and other related charges of $5 million to $7 million in the first quarter of 1999.

     The full text of the Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  Exhibits.
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            Exhibit No.    Description
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                99         Press Release




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 1999                 SECURITY DYNAMICS TECHNOLOGIES, INC.
                                       ------------------------------------
                                                   (Registrant)



                                         By: /s/ Arthur W. Coviello, Jr.
                                            ------------------------------
                                             Arthur W. Coviello, Jr.
                                             Executive Vice President and
                                             Chief Operating Officer



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                                  EXHIBIT INDEX

Exhibit No.               Description
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     99                   Press Release